UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 207-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Platform Specialty Products Corporation (“Platform”) with the Securities and Exchange Commission (the “SEC”) on December 4, 2015 (the “Original Form 8-K”). In the Original Form 8-K, Platform reported that on December 1, 2015 it consummated its previously-announced recommended offer to acquire all the issued and to be issued shares of Alent plc (“Alent”), a previously public limited company registered in England and Wales (the “Alent Acquisition”).

The purpose of this Amendment No. 1 is to amend the Original Form 8-K to include (i) Alent’s financial statements for the nine months ended September 2015 and 2014 and for the three-years ended December 31, 2014 in Item 9.01(a) of Form 8-K, and (ii) the unaudited pro forma consolidated financial information related to the Alent Acquisition required by Item 9.01(b) of Form 8-K that were previously omitted from the Original Form 8-K in accordance with the instructions to Item 9.01 of Form 8-K. This Amendment No. 1 speaks as of the filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8–K, except as stated above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Alent’s audited group balance sheets as of December 31, 2014 and 2013, and the related group income statement, group statement of comprehensive income, group statement of cash flows and group statement of changes in equity for each of the years in the three-year period ended December 31, 2014 are attached hereto as Exhibit 99.1 and are incorporated by reference in this Item 9.01(a).

Alent’s unaudited consolidated condensed group statements of financial position as of September 30, 2015 and the related condensed group income statements, condensed group statements of comprehensive income, changes in shareholders’ equity and cash flows for the nine-month periods ended September 30, 2015 and 2014 are attached hereto as Exhibit 99.2 and are incorporated by reference in this Item 9.01(a).

(b)	Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet of Platform as of September 30, 2015 and the related unaudited pro forma combined consolidated statements of operations of Platform for the nine months ended September 30, 2015 and the year ended December 31, 2014, in each case giving effect on a pro forma basis to the Alent Acquisition and the related financings, are attached hereto as Exhibit 99.3 and are incorporated by reference in this Item 9.01(b).

(d)	Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of KPMG LLP (United Kingdom).

99.1	Alent’s audited group balance sheets as of December 31, 2014 and 2013, and the related group income statement, group statement of comprehensive income, group statement of cash flows and group statement of changes in equity for each of the years in the three-year period ended December 31, 2014.

99.2	Alent’s unaudited consolidated condensed group statement of financial position as of September 30, 2015 and the related condensed group income statements, condensed group statements of comprehensive income, changes in shareholders’ equity and cash flows for the nine-month periods ended September 30, 2015 and 2014.

99.3	Unaudited pro forma combined consolidated balance sheet of Platform as of September 30, 2015 and the related unaudited pro forma combined consolidated statements of operations of Platform for the nine months ended September 30, 2015 and the year ended December 31, 2014, in each case giving effect on a pro forma basis to the Alent Acquisition, the acquisitions of the Chemtura AgroSolutions business of Chemtura Corporation and Arysta LifeScience Limited, and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

December 10, 2015	By:	/s/ Sanjiv Khattri

	Name:	Sanjiv Khattri
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

23.1	Consent of KPMG LLP (United Kingdom).

99.1	Alent’s audited group balance sheets as of December 31, 2014 and 2013, and the related group income statement, group statement of comprehensive income, group statement of cash flows and group statement of changes in equity for each of the years in the three-year period ended December 31, 2014.

99.2	Alent’s unaudited consolidated condensed group statement of financial position as of September 30, 2015 and the related condensed group income statements, condensed group statements of comprehensive income, changes in shareholders’ equity and cash flows for the nine-month periods ended September 30, 2015 and 2014.

99.3	Unaudited pro forma combined consolidated balance sheet of Platform as of September 30, 2015 and the related unaudited pro forma combined consolidated statements of operations of Platform for the nine months ended September 30, 2015 and the year ended December 31, 2014, in each case giving effect on a pro forma basis to the Alent Acquisition, the acquisitions of the Chemtura AgroSolutions business of Chemtura Corporation and Arysta LifeScience Limited, and the related financings.